MEMBERS(R) Mutual Funds

Supplement Dated December 22, 2009 to the Prospectus

This Supplement dated December 22, 2009 amends the Prospectus of MEMBERS Mutual Funds dated February 28, 2009, as supplemented April 16, 2009, July 1, 2009 and September 30, 2009. Please keep this Supplement with your records.

Mid Cap Value Fund – Merger into Mid Cap Growth Fund

Madison, the investment adviser to the Mid Cap Value Fund (the “Value Fund”), has recommended, and the fund’s board of trustees has approved, the merger of the fund with and into the Mid Cap Growth Fund (the “Growth Fund”), an equity fund which, like the Value Fund, seeks long-term capital appreciation as its investment objective. The Value Fund’s board of trustees believes this merger is in the best interests of fund shareholders for several reasons. The Value Fund’s shareholders will become investors in a fund with an identical investment objective and the same fundamental and non-fundamental investment policies. In addition, the two funds have substantially similar risk/return profiles and while their portfolio holdings differ, both funds concentrate their investments in securities having identical market capitalizations. Moreover, there will be no increase in fees for Value Fund shareholders who become shareholders of the Growth Fund: the Growth Fund’s management fee is lower than the Value Fund, but both funds have the same overall expense ratio. Finally, given the convergence of growth and value investing, it is difficult to distinguish between the two, particularly in the small to mid cap arena.

As a result of the merger, the Value Fund will be terminated and the Growth Fund will be the surviving fund. Upon completion of the merger, the Growth Fund will change its name to the “Mid Cap Fund”.

Madison believes that optimizing its equity fund lineup, while still offering breadth and depth across asset classes, will make it easier for shareholders to differentiate funds and may increase the combined fund’s prospects for increased sales and economies of scale. In addition, Madison believes this merger represents the most effective use of investment resources and creates an environment with the best opportunity for successful long-term investing on behalf of shareholders.

Subject to a number of conditions, the merger is expected to be effective on March 1, 2010 and will be effected at the relative net asset values of the funds as of the close of business on the prior business day. Shares of each class of the Value Fund will, in effect, be converted into shares of the same class of the Growth Fund with the same aggregate net asset value. No sales loads will be charged on the exchange of Class A shares of the Value Fund for Class A shares of the Growth Fund, and Class B shareholders of the Value Fund who exchange their shares of the Value Fund for Class B shares of the Growth Fund will receive credit for the period during which they held their Class B shares of the Value Fund for purposes of determining contingent deferred sales charges on the newly issued shares. The merger is expected to be tax-free to shareholders of the Value Fund.

To align the portfolios of the Value Fund and the Growth Fund, substantially all of the Value Fund’s portfolio securities will be sold after the merger is consummated. These transactions will result in brokerage commissions and other transaction costs, all of which will be borne by Madison or its affiliates and not the funds or shareholders. However, these transactions may also result in realization of capital gains, which would be distributed to shareholders as taxable distributions.

Effective February 1, 2010, the Value Fund will be closed to new accounts.  If you are a Value Fund shareholder who invests in fund shares, or redeems fund shares, on a regular basis pursuant to one of the automatic investment or redemption programs available through MEMBERS Mutual Funds (e.g., the Systematic Investment Program, the Payroll Deduction Program, the Group Purchase Plan, the Systematic Withdrawal Program, etc.), your participation in any such program will continue after the merger, and will apply to shares of the Growth Fund as the surviving fund in the merger.

For more information about the Growth Fund, please review the prospectus of the fund located at www.membersfunds.com or call 1-800-877-6089 for a prospectus. In addition, shareholders of the Value Fund will receive a combination information statement/prospectus which describes the merger in more detail, as well as provides additional information about the Growth Fund. Please note, however, that shareholders are not required to vote on the merger and their approval is not being sought.

Mid Cap Growth Fund

     Effective March 1, 2010, the Mid Cap Growth Fund will change its name to the “Mid Cap Fund”.